UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2022

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

1735 Market Street
Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or required to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.

On February 14, 2022, Carpenter Technology Corporation (the “Company”) entered into an amendment (the “Amendment”) to its secured revolving credit facility (the “Credit Facility”) by and among the Company, the financial institutions party thereto, as lenders, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the other agents and arrangers party thereto.

Among other revisions, the Amendment:

•	revised the interest coverage ratio covenant under the Credit Facility so that the first test date is June 30, 2022, and to require a minimum interest coverage ratio of 2.00 to 1.00 at June 30, 2022 (calculated for the two fiscal quarters then ended), 3.00 to 1.00 at September 30, 2022 (calculated for the three fiscal quarters then ended) and 3.50 to 1.00 at December 31, 2022 and thereafter (calculated for the four fiscal quarters then ended);

•	revised to minimum available liquidity covenant under the Credit Facility so that it applies through the later of June 30, 2022 or the first test date as of which the interest coverage ratio is at least 2.00 to 1.00; and

•	revised the restricted period under the Credit Facility, during which the Company is prohibited from incurring any secured debt other than purchase money financing for new equipment and is subject to additional restrictions on its ability to make dividends or distributions or to make certain investments, to expire on the later of September 30, 2022 or the first test date on which the interest coverage ratio is at least 3.50 to 1.00.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Descriptions
10.1	Amendment No. 1 to the Amended and Restated Credit Agreement, dated February 14, 2022, by and among the Carpenter Technology Corporation, the financial institutions party thereto, as lenders, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the other agents and arrangers party thereto.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/s/ Timothy Lain
Timothy Lain
Senior Vice President and Chief Financial Officer

Date: February 15, 2022